New England Zenith Fund
            Draycott International Equity Series

 Supplement dated January 23, 1997 to Prospectus dated May 1,
1996 as supplemented or revised August 30, 1996 and December
        17, 1996 and as supplemented January 23, 1997

On January 22, 1997, the Board of Trustees of New England Zenith Fund (the "Fund") approved a new Subadvisory Agreement (the "New Agreement") relating to the Fund's Draycott International Equity Series (the "Series") between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). The New Agreement is expected to become effective on May 1, 1997, subject to shareholder approval, if required. (Shareholder approval of the New Agreement will be required unless the Fund obtains an order of exemption from the Securities and Exchange Commission relieving it of that requirement.) Under the New Agreement, MSAM would become the subadviser of the Series, succeeding Draycott Partners, Ltd., and would be responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. The name of the Series will be changed to the "Morgan Stanley International Magnum Equity Series" at the time the New Agreement takes effect.

The transition from Draycott Partners, Ltd. to MSAM as subadviser of the Series will involve certain portfolio transaction costs as MSAM repositions the Series' portfolio to reflect a change in the Series' investment objective and strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs would exceed 2.00% of the Series' net asset value.

The management fee payable by the Series to TNE Advisers, Inc. will remain at 0.90% of all the Series' average daily net assets. The fee payable by TNE Advisers, Inc. to MSAM under the New Agreement will be at the annual rate of 0.75% of the first $30,000,000 of the Series' average daily net assets; 0.60% of the next $40,000,000 of the Series' average daily net assets; 0.45% of the next $30,000,000 of the Series' average daily net assets and 0.40% of amounts in excess of $100,000,000.

The investment objective of the Series is currently to seek total return from long-term growth of capital and dividend income, primarily through investment in international equity securities. When MSAM becomes subadviser of the Series, the Series will continue to invest primarily in international equity securities; however, the Series' investment objective will be long-term capital appreciation. The production of any current income will be incidental to this objective.
The countries in which the Series may invest are those represented in the Morgan Stanley Capital International Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most of the nations in Western Europe and certain developed countries in Asia such as Hong Kong and Singapore. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three different countries outside the United States.

In managing the Series' portfolio, MSAM will first determine what percentage of the Series' assets should be invested in each region represented in the EAFE Index. This determination will be based on projections of comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. After these regional allocations are determined, the portfolio manager for each region selects the stocks of issuers in these respective region.

Francine J. Bovich will act as portfolio manager of the Series. Ms. Bovich joined MSAM as a Principal in 1993.
Previously, Ms. Bovich was Principal and Executive Vice
President of Westwood Management Corp., a registered investment adviser.